UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 6, 2006
(Date of earliest event reported)

THE AMERICAN ENERGY GROUP, LTD.
(Exact name of small Business Issuer as specified in its charter)

Nevada	87-0448843
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1 Gorham Island, Suite 303
Westport, Connecticut	06880
(Address of principal executive offices)	(Zip code)

203-222-7315
(Registrant’s telephone number including area code)

ITEM 8.01 OTHER INFORMATION

Our Form SB-2 Registration Statement, Commission File No. 333-136312, was declared effective by the Securities and Exchange Commission (the “SEC”) on November 6, 2006. We intend to file a Rule 424(b)(3) Prospectus with the SEC on November 8, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AMERICAN ENERGY GROUP, LTD.

Date: November 7, 2006	By:	/s/ R. Pierce Onthank
R. Pierce Onthank
Chief Executive Officer and President